                                                                   Exhibit 10.33

                              ASSIGNMENT AGREEMENT

         THIS AGREEMENT is made and entered into effective as of April __, 1998 (the "Effective Date") by and among Sygnet Wireless, Inc, an Ohio corporation and its wholly owned subsidiary, Sygnet Communications, Inc., with offices located at 6550 Seville Drive, Suite B, Canfield, Ohio 44406 (hereinafter collectively referred to as the "Company"); Everett G. Dennison, Gregory T. Pauley and Scott L. Jones, each residents of the State of Ohio and Timothy J. Duffy, a resident of the State of Pennsylvania (hereinafter collectively referred to as the "Location Patent Group") and Sycord, Inc., a Nevada corporation (hereinafter referred to as "Assignee").

                                    RECITALS

         A. Each of the members of the Location Patent Group is an employee of Sygnet Communications, Inc. and was among the original named inventors in U.S. Patent No. 5,235,633 ("Patent '633") and certain continuations thereof identified in EXHIBIT A hereto (hereinafter collectively referred to as the "Dennison Patent").

         B. Each of the members of the Location Patent Group previously assigned all of his right, title and interest in the Dennison Patent to the Company and has received from the Company certain consideration in respect of such assignment and transfer.

         C. The Company has made further developments and improvements in respect of the Dennison Patent and has developed or acquired related intellectual property in the form of related technology and business plans, all of which it regards as proprietary (collectively with the Dennison Patent, the "Technology").

         D. Assignee has been formed for the purpose of acquiring all rights, title and interest in and to the Technology and other related assets, and Assignee intends to engage in further development in respect thereto, including the potential commercial exploitation of the Technology.

         E. The parties hereto desire that the Company and the Location Patent Group assign to Assignee and that Assignee purchase all of the right, title and interest in and to the Technology and said other related assets, and those liabilities of the Company to the Location Patent Group, all in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

         1. DEFINED TERMS. For all purposes of this Agreement, the following terms have the following meanings:

                  (a) "ASSIGNED ASSETS" means all of each Assignor's right, title and interest in and to the following, developed or acquired on or prior to the Effective Date:

                           (i) the Intellectual Property Rights (defined below);

                           (ii) all records, files, papers, drawings, plans,
engineering information, computer programs, manuals and data, originals of all tangible records of Intellectual Property Rights and registrations thereof, research and development records data, and analyses thereof, other books and records related to the Technology, whether originals or copies, whether financial, scientific, technical or otherwise; and

                           (iii) all filings, authorizations, approvals or
indicia of authority (and any pending applications for any thereof) issued by any governmental agency, authority or other instrumentality of the United States or any state or any foreign country or political subdivision thereof relating to the Technology.

                  (b) "ASSIGNORS" means the Company and the members of the Location Patent Group, and "ASSIGNOR" means any one of them.

                  (c) "DENNISON PATENT" has the meaning provided in Recital A above.

                  (d) "INTELLECTUAL PROPERTY RIGHTS" means all intellectual property rights, whether held by an Assignor as owner or as licensee or otherwise, associated with, related to, and including the Technology, including without limitation, Patents (defined below), know-how, unpatented inventions, trade secrets, secret formulas, business and marketing plans, industrial property rights, copyrights, trademarks, trade names, logos and service marks (and all goodwill associated therewith) and all registrations and registration applications thereof and all technical information, management information systems, hardware and software, source code, designs, drawings, processes and quality control data and all similar materials recording or evidencing the Intellectual Property Rights.

                  (e) "NET PROFITS" means the cash or current fair market value of property received by Assignee in consideration for and attributable to the license, sublicense or sale of the Assigned Assets, less all of Assignee's costs in acquiring and maintaining the Assigned Assets (including but not limited to costs and expenses incurred in connection with the prosecution or defense of claims relating to the Assigned Assets) and expenses incurred by Assignee related to the commercialization of the Assigned Assets (including but not limited to development expenses incurred after the Effective Date and out-of-pocket expenses incurred by Assignee in connection with the negotiation and documentation of one or more transactions for the license, sublicense or sale of the Assigned Assets).

                  (f) "PATENTS" means Patent '633 and all patents and patent applications derived from or related to Patent '633, including but not limited to U.S. Patent No. 5,546,445, and such other U.S. Patent Applications as identified in EXHIBIT A attached hereto, including any divisions, substitutions, continuations, continuations-in-part, reissues, reexaminations, renewals or extensions thereof, and all corresponding foreign patents and patent applications filed or issued in any country which are based upon or derived from such patents or patent applications.

                  (g) "PATENT '633" has the meaning provided in Recital A above.

                  (h) "TECHNOLOGY" has the meaning provided in Recital C above.

         2. ASSIGNMENT. The members of the Location Patent Group have assigned all of their interest in the Dennison Patent to the Company. Subject to the terms and conditions set forth in this Agreement, and to the extent not previously assigned and transferred to the Company by the members of the Location Patent Group, each of Assignors hereby grants, sells, transfers, delivers and assigns to Assignee the Assigned Assets. Each of the Assignors specifically excludes from this assignment all patents issued and applied for in such Assignor's name that do not involve the Assigned Assets, and expressly reserves the right to improve, invent, develop, patent, submit for any application for patent, or other forms of protection, at any time for all past, present, and future inventions and devices, and to enter into any licenses and/or assignments or other transactions that do not arise from, relate to or involve the Assigned Assets.

         3. CONSIDERATION. In consideration of the transfer of the Assigned Assets, Assignee shall:

                  (a) Contemporaneously with the execution of this Agreement, pay in cash to the Company the amount of $300,000; and

                  (b) In the event Assignee is able to commercialize the Assigned Assets by way of license or commercial sale to an unaffiliated third party, pay to the Location Patent Group an amount equal to twenty percent (20%) of the first $1,000,000 of Net Profits realized by Assignee which are attributable to such Assigned Assets prior to the expiration of Patent '633 and five percent (5%) of the next $9,000,000 of Net Profits realized by Assignee which are attributable to such Assigned Assets prior to the expiration of Patent '633. Each member of the Location Patent Group agrees that the payments required under this paragraph 3(b) shall be divided equally among them (unless they have agreed otherwise in writing and provided notice of such agreement in writing to the Assignee) and may be paid in cash or property with a market value equal to the amount due to the Location Patent Group at the reasonable discretion of Assignee.

         4. LOCATION PATENT GROUP RELATIONSHIP TO SYGNET. Each member of the Location Patent Group hereby agrees that as of the Effective Date the Company shall have no further obligation to him relating to the Dennison Patent or arising from the Patent Group Compensation Agreement dated as of April 30, 1997. The parties hereto acknowledge and agree that as of the Effective Date, the Patent Group Compensation Agreement shall terminate and be of no further force or effect.

         5. REPRESENTATIONS AND LIMITATION OF WARRANTIES

                  (a) To the best of their knowledge, each Assignor represents to Assignee that it/he is the lawful owner of all right, title and interest in and to the Assigned Assets being transferred by such Assignor under this Agreement, free and clear of all liens, security interests, charges, encumbrances, equities and other adverse claims. Each of the Assignors represents to Assignee that it/he is not a party to, nor are any of the Assigned Assets bound by, any agreement which could have a material adverse effect on the Assigned Assets or the rights assigned to Assignee under this Agreement. Each of the Assignors represents to Assignee that to the best of its/his knowledge, no proprietary technology of any person or entity was used in the design or development of (or otherwise with respect to) any of the Assigned Assets, and there is no pending or, to the best knowledge of each of the Assignors, threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any of the Assigned Assets

                  (b) EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, EACH OF THE ASSIGNORS EXPRESSLY DISCLAIMS ANY WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE ASSIGNED ASSETS AND THE FURTHER DEVELOPMENT OF THE ASSIGNED ASSETS. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, THE ASSIGNORS MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE ASSIGNED ASSETS, PATENTED OR UNPATENTED, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR THAT ANY PATENT WILL ISSUE BASED ON ANY PATENT APPLICATION WITHIN THE SCOPE OF THIS AGREEMENT.

         6. INDEMNIFICATION.

                  (a) From and after the Effective Date, Assignee shall indemnify and hold harmless the Company and each member of the Patent Location Group from and against any and all losses, liabilities, damages, claims, demands, costs (which costs shall not include the fees and expenses of legal counsel, if any, retained by such person), obligations, deficiencies and expenses arising from the Assigned Assets occurring after the Effective Date.

                  (b) A party (the "Indemnitee") that intends to claim indemnification under this paragraph 6 shall promptly notify Assignee in writing of any loss, claim, damage, liability or action in respect of which the Indemnitee intends to claim such indemnification, and Assignee shall have the right to assume control of the defense thereof. The indemnity agreement in this paragraph 6 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of Assignee, which consent shall not be unreasonably withheld. The failure to deliver written notice to Assignee within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve Assignee of any liability to the Indemnitee under this paragraph 6 with respect to said action only. At Assignee's request, the Indemnitee shall cooperate fully with Assignor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification and provide full information and cooperation with respect thereto. Failure of an Indemnitee to provide such cooperation shall relieve Assignee of its indemnification obligation for such Indemnitee for said action, claim, or liability only.

         7. REPORTS AND PAYMENTS. After the first commercial sale or license of the Assigned Assets by Assignee, and for so long as payments to the Location Patent Group are required under this Agreement, Assignee shall make semi-annual written reports to the Location Patent Group, stating in each such report the Net Profits received by Assigned in respect of the Assigned Assets during the period for which the report relates, and the resulting aggregate payment, if any, due to the Location Patent Group for such period. The members of the Location Patent Group shall treat all such reports as confidential information of Assignee. Simultaneously with the making of such reports, Assignee shall pay to the members of the Location Patent Group the payment, if any, stated in the report as being due for such period.

         8. CONFIDENTIALITY. Each of the Assignors agree that they will not at any time, directly or indirectly, for their own benefit or for the benefit of any third party, disclose or divulge to any third party, or use for any purpose, any of the Assigned Assets without the prior written consent of the Assignee. Further, no party to this Agreement shall make or authorize the making of any public announcements in respect of this Agreement or otherwise communicate with any news media without prior notification to the other Parties, and all Parties shall cooperate as to the timing and contents of any such announcement.

         9. AMENDMENT. Except as otherwise provided herein, this Agreement may not be amended, supplemented, or otherwise modified except by an instrument in writing signed by all parties to this Agreement.

         10. WAIVER. No waiver of any term, provision, or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of such term, provision or condition of this Agreement.

         11. NOTICES. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be sent by certified mail (postage prepaid, return receipt requested), or facsimile transmission with confirmation sent by certified mail as above, or by courier, such as Federal Express, DHL, or the like, with confirmation of receipt by signature requested, directed to the other parties at the mailing addresses first set forth below, or to such other mailing address as the respective party may from time to time designate by prior notice in compliance herewith. Any such notice or communication sent in accordance with the requirements of this paragraph 11 shall be deemed to be fully given upon dispatch, subject to proof of receipt.

         12. SUCCESSORS AND ASSIGNS. This Agreement and all or any part of the Company's and Assignee's rights and obligations hereunder may be assigned at any time by the Company and Assignee, respectively. This Agreement and all or any part of the Location Patent Group's rights and obligations hereunder may not be assigned without prior written consent of Assignee, which consent shall not be unreasonably withheld. This Agreement shall inure to the benefit of and be binding upon each party's successors and assigns.

         13. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof, and supersedes, integrates and merges all prior discussions, correspondence, negotiations, understandings or agreements. The parties each represent and warrant that there are no conditions, definitions, warranties, promises, agreements, understandings or representations, or remaining obligations, written or oral, with respect to the subject matter of this Agreement, other than as expressly provided in this Agreement.

         15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Ohio without reference to choice of law principles, as to all matters, including, but not limited to, matters of validity, construction, effect or performance.

         16. SEVERABILITY. If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be held invalid or unenforceable under any controlling law, that provision shall be considered severable and its invalidity shall not affect the remainder of this Agreement, which shall continue in full force and effect.

         17. FURTHER ASSURANCES. Each Assignor agrees to execute all necessary papers, and to cooperate fully with Assignee to obtain, maintain or enforce for itself or its licensee or designee, patents, copyrights or other legal protection for the Assigned Assets.

                            [Signature page follows]

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in triplicate originals effective as of the day and year first written above.

Assignee                                    Company
SYCORD, INC.                                SYGNET WIRELESS, INC.


   ---------------------------------        ------------------------------------
By:                                         By:
Address:                                    Address:  6550-B Seville Drive
        ----------------------------                  Canfield, OH  44406
        ---------------------------
        ---------------------------
                                            Patent Location Group:


                                            ------------------------------------
                                            Everett G. Dennison
                                            Address:  200 Glenview Drive
                                                      Canfield, OH  44406


                                            ------------------------------------
                                            Gregory T. Pauley
                                            Address:  7790 Memory Lane
                                                      Canfield, OH  44406


                                            ------------------------------------
                                            Timothy J. Duffy
                                            Address:  44 Elliot Road
                                                      West Middlesex, PA  16159


                                            ------------------------------------
                                            Scott L. Jones
                                            Address:  4011 Dover Road
                                                      Youngstown, OH  44511